Forward-Looking Information and Non-U.S.GAAP Financial Measures The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “e,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements. The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements: Non-U.S. GAAP Financial Measures and Reconciliations This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations. Definitions of the Company’s non-U.S. GAAP financial measures and applicable reconciliations to the most comparable U.S. GAAP measures are provided as appropriate. Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM). • difficult conditions in global capital markets and the economy, including inflation • defaults and credit downgrades of investments • global fluctuations in interest rates and exposure to significant interest rate risk • concentration of business in Japan • limited availability of acceptable yen-denominated investments • foreign currency fluctuations in the yen/dollar exchange rate • differing interpretations applied to investment valuations • significant valuation judgments in determination of expected credit losses recorded on the Company's investments • decreases in the Company's financial strength or debt ratings • decline in creditworthiness of other financial institutions • the Company's ability to attract and retain qualified sales associates, brokers, employees, and distribution partners • deviations in actual experience from pricing and reserving assumptions • ability to continue to develop and implement improvements in information technology systems and on successful execution of revenue growth and expense management initiatives • interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality, integrity or privacy of sensitive data residing on such systems, and uncertainty regarding the impact of the incident involving unauthorized access to the Company’s network in June 2025 • subsidiaries' ability to pay dividends to the Parent Company • inherent limitations to risk management policies and procedures • operational risks of third-party vendors • tax rates applicable to the Company may change • failure to comply with restrictions on policyholder privacy and information security • extensive regulation and changes in law or regulation by governmental authorities • competitive environment and ability to anticipate and respond to market trends • catastrophic events, including, but not limited to, as a result of climate change, epidemics, pandemics, tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, major public health issues, terrorism or other acts of violence, and damage incidental to such events • ability to protect the Aflac brand and the Company's reputation • ability to effectively manage key executive succession • changes in accounting standards • level and outcome of litigation or regulatory inquiries • allegations or determinations of worker misclassification in the United States

Max K. Brodén Senior Executive Vice President CFO, Aflac Incorporated

Earnings Per Share 3.10 1.11 2Q24 2Q25 Net EPS (diluted) (64.2)% 1.83 1.78 2Q24 2Q25 Adjusted EPS (diluted)* (2.7)% 1.83 1.73 2Q24 2Q25 Adjusted EPS ex-FX* (5.5)% *Non-U.S. GAAP Financial Measure; please see “Glossary of Non-U.S. GAAP Financial Measures” in Appendix for information about this measure. 4

Return on Equity 28.3 9.0 14.3 13.7 17.5 16.4 ROE (%) Adjusted ROE* (%) Adjusted ROE ex Foreign Currency Remeasurement* (%) 2Q24 2Q25 *Non-U.S. GAAP Financial Measure; please see “Glossary of Non-U.S. GAAP Financial Measures” in Appendix for information about this measure. 5

1 Premium persistency presented on a 12-month rolling basis for all periods. Beginning January 2025, the Company implemented a new methodology of calculating persistency rate which excludes annuitizations, premium halving and waiver premium from the terminations; prior periods have not been retroactively adjusted. Aflac Japan Maintains Solid Persistency1 93.3% 93.3% 93.4% 93.8% 93.7% 2Q24 3Q24 4Q24 1Q25 2Q25 6

Aflac Japan 2Q25: Benefit Ratio % 66 64 Expense Ratio % 23 20 Pretax Profit Margin % 33 30 66.5% 20.6% 32.0% 2025 Outlook Ranges QTD Actual Operating Ratios 7

Aflac U.S. Maintains Solid Persistency 78.7% 78.9% 79.3% 79.3% 79.2% 2Q24 3Q24 4Q24 1Q25 2Q25 8

Aflac U.S. 2Q25: Benefit Ratio % 52 48 Expense Ratio % 39 36 Pretax Profit Margin % 20 17 47.3% 36.3% 2025 Outlook Ranges QTD Actual Operating Ratios 9 22.5%

Strong Capital Ratios As of June 30, 2025 10 ESR1 (Japan) 230% 170% >240% Combined RBC Ratio2 (U.S.) 450% 350% >600% Japan U.S. 1Estimated regulatory ESR with undertaking-specific parameter (USP) 2Estimated Combined RBC ratio is the aggregated ratio of four subsidiaries: American Family Life Assurance Company of Columbus, Continental American Insurance Company, American Family Life Assurance Company of New York and Tier One Insurance Company

Capital Deployment Dividends and Share Repurchase in $ millions $1,083 $780 $1,027 $1,217 $1,141 283 280 277 317 312 800 500 750 900 829 Dividends Repurchase 2Q24 3Q24 4Q24 1Q25 2Q25 11

Adjusted Leverage Ratio1 In the range of 20-25% 19.5% 21.0% 19.7% 20.7% 22.5% 2Q24 3Q24 4Q24 1Q25 2Q25 1Adjusted Leverage ratio is computed as: Adjusted debt to Adjusted capitalization ex-AOCI. See “Adjusted Leverage Ratios” in Appendix for more information about this measure and its calculation. 12

Appendix

Glossary of Non-U.S. GAAP Financial Measures The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non-recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively. • Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses. • Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively. • Adjusted return on equity is annualized adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using annualized net earnings and average total shareholders’ equity. 15

Glossary of Non-U.S. GAAP Financial Measures (cont’d) The Company defines these non-U.S. GAAP financial measures as follows: • Adjusted return on equity excluding foreign currency remeasurement is annualized adjusted earnings divided by average shareholders’ equity, excluding both accumulated other comprehensive income and the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The Company considers adjusted return on equity excluding foreign currency remeasurement important because it excludes both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency remeasurement is return on average equity as determined using annualized net earnings and average total shareholders’ equity. • Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable. • Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable. • Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude accumulated other comprehensive income, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively. • Adjusted book value excluding foreign currency remeasurement is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet and excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. Adjusted book value excluding foreign currency remeasurement per common share is adjusted book value excluding foreign currency remeasurement at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share important as they exclude both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measures for adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share are total book value and total book value per common share, respectively. 16

Reconciliation of Net Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Three Months Ended June 30 2025 2024 % Change Net earnings per diluted share $1.11 $3.10 (64.2)% Items impacting net earnings Adjusted net investment (gains) losses 0.70 (1.32) Other and non-recurring (income) loss — — Income tax (benefit) expense on items excluded from adjusted earnings (0.04) 0.05 Adjusted earnings per diluted share 1.78 1.83 (2.7)% Current period foreign currency impact1 (0.04) N/A Adjusted earnings per diluted share excluding current period foreign currency impact2 $1.73 $1.83 (5.5)% 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. 17

Reconciliation of Net Earnings to Adjusted Earnings Three Months Ended June 30, in millions of Dollars 2025 2024 % Change Net earnings $599 $1,755 (65.9)% Items impacting net earnings Adjusted net investment (gains) losses 377 (749) Other and non-recurring (income) loss — — Income tax (benefit) expense on items excluded from adjusted earnings (19) 29 Adjusted earnings 957 1,035 (7.5)% Current period foreign currency impact1 (23) N/A Adjusted earnings excluding current period foreign currency impact2 $934 $1,035 (9.8)% 1Prior period foreign currency impact reflected as “N/A” to isolate change for current period only 2 Amounts excluding current period foreign currency impacts are computed using the average foreign currency exchange rate for the comparable prior year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. 18

Reconciliation of Net Investment (Gains) Losses to Adjusted Net Investment (Gains) Losses Three Months Ended June 30, in millions of Dollars 2025 2024 % Change Net investment (gains) losses $421 $(696) (160.5)% Items impacting net investment (gains) losses: Amortized hedge costs (11) (7) Amortized hedge income 30 34 Net interest income (expense) from derivatives associated with certain investment strategies (64) (89) Impact of interest from derivatives associated with notes payable1 — 9 Adjusted net investment (gains) losses $377 $(749) (150.3)% 1Amounts are included with interest expenses that are a component of adjusted expenses. 19

Reconciliation of U.S. GAAP Return on Equity (ROE) to Adjusted ROE Three Months Ended June 30, in millions of Dollars 2025 2024 U.S. GAAP ROE - Net earnings1 9.0% 28.3% Impact of excluding unrealized foreign currency translation gains (losses) (1.5) (4.8) Impact of excluding unrealized gains (losses) on securities and derivatives (0.5) 0.7 Impact of excluding effect of changes in discount rate assumptions 1.6 — Impact of excluding pension liability adjustment — — Impact of excluding AOCI (0.4) (4.1) U.S. GAAP ROE - less AOCI 8.6 24.2 Differences between adjusted earnings and net earnings2 5.1 (9.9) Adjusted ROE - reported 13.7 14.3 Impact of excluding gains (losses) associated with foreign currency remeasurement3 2.7% 3.2% Adjusted ROE, excluding impact of foreign currency remeasurement 16.4% 17.5% 1 U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders’ equity 2 See separate reconciliation of net earnings to adjusted earnings 3 Impact of gains/losses associated with foreign currency remeasurement is calculated by excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The impact is the difference of adjusted return on equity - reported compared with adjusted return on equity, excluding from shareholders' equity, gains/losses associated with foreign currency remeasurement. 20

Reconciliation of U.S. GAAP Book Value Per Share to Adjusted Book Value Per Share At June 30, in millions of Dollars 2025 2024 % Change U.S. GAAP book value per common share $50.86 $46.40 9.6% Less: Unrealized foreign currency translation gains (losses) per common share (8.01) (9.07) Unrealized gains (losses) on securities and derivatives per common share (3.45) 0.68 Effect of changes in discount rate assumptions per common share 10.46 2.54 Pension liability adjustment per common share 0.08 (0.01) Total AOCI per common share (0.92) (5.86) Adjusted book value per common share $51.78 $52.26 (0.9)% Less: Foreign currency remeasurement gains (losses) per common share 7.61 10.28 Adjusted book value excluding foreign currency remeasurement per common share $44.17 $41.98 5.2% 21

Adjusted Leverage Ratios At June 30, in millions of Dollars 2025 2024 Notes payable $8,933 $7,430 50% of subordinated debentures and perpetual bonds (308) (277) Pre-funding of debt maturities (486) — Adjusted debt1 8,139 7,154 Total Shareholders’ Equity 27,200 26,047 Accumulated other comprehensive (income)loss: Unrealized foreign currency translation (gains) losses 4,282 5,091 Unrealized (gains) losses on fixed maturity securities 1,828 (401) Unrealized (gains) losses on derivatives 17 22 Effect on change in discount rate assumptions (5,594) (1,425) Pension liability adjustment (42) 5 Adjusted book value1 27,691 29,339 Adjusted capitalization ex-AOCI 1,2 $36,138 $36,769 Adjusted debt to adjusted capitalization ex-AOCI 22.5% 19.5% 1 *Non-U.S. GAAP Financial Measure; please see “Glossary of Non-U.S. GAAP Financial Measures” in Appendix for information about adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds 2 Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value 22